Exhibit 10.4

SECOND AMENDMENT TO AMENDED AND RESTATED CAPITAL

EXPENDITURE AND EQUIPMENT AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT (this “Amendment”) is effective as of January 30, 2014 (the “Amendment Effective Date”) between

ACELRX PHARMACEUTICALS, INC.,

a corporation existing under the laws of the State of Delaware, located at 575 Chesapeake Drive, Redwood City, California 94063 (“AcelRx”)

-and-

PATHEON PHARMACEUTICALS INC.,

a corporation existing under the laws of the State of Delaware, located at 2110 East Galbraith Road, Cincinnati, Ohio 45237-1625 (“Patheon”).

BACKGROUND

AcelRx and Patheon entered into an Amended and Restated Capital Expenditure and Equipment Agreement dated December 11, 2012 as amended July 26, 2013 (the “Agreement”). The purpose of this Amendment is to revise the Agreement to include additional capital for Phase III manufacturing Facility Modifications.

AGREEMENT

NOW, THEREFORE, in consideration of the rights conferred and the obligations assumed herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1.	Amendment

(a)	In Section 3(b), Expenditures and Payment, and Section 4(a), Patheon Use of Facility Modifications and Dedicated Equipment, the reference to “$3,669,404 is deleted and is replaced with “$4,382,912.”

(b)	Schedule B of the Agreement is deleted in its entirety and is replaced with the attached “REVISED SCHEDULE B.”

(c)	The “Background” section of this document is expressly incorporated into this Amendment.

2.	General

All other terms and conditions of the Agreement shall continue unchanged and remain in full force and effect.

IN WITNESS WHEREOF the duly authorized representatives of the parties have executed this Agreement.

ACELRX PHARMACEUTICALS, INC.		PATHEON PHARMACEUTICALS INC.

By:	/s/ James Welch	By:	/s/ Francis P. McCune
Name:	James Welch	Name:	Francis P. McCune
Title:	CFO	Title:	Secretary

Revised Schedule B

Facility Modifications
Phase I
Renovated space for process room and corridor with white zone finishes, Cat3B gowning, material airlock, CII Security	$434,202
Utility modifications: existing unit HVAC once thru air, THP monitoring, Compressed air piping, piped Chilled water, piped Purified water, piped city water, Portable Cat3b central vacuum, portable CAT3b dust collection, Misting shower, 230V and 110V power, bottled nitrogen	$390,068
Engineering Cost. This cost will be charged on a time and materials basis, and is estimated to be equal to 12% of the total cost of the first two line items in this table.	$98,912
Facility Qualification Cost. This cost will be charged on a time and materials basis, and is estimated to be equal to 5% of the total cost for the first two line items in this table.	$41,214
Contingency. This cost covers charges for items that have not yet been determined, and is estimated to be equal to 15% of the total cost for the first two line items in this table.	$123,641
Cartridge filling line Facility Support	$10,500
Total Phase I	$1,098,537
Phase II—Bldg. 6 Packaging/Processing Suites
Renovated space for 2 additional processing rooms, all with white zone finishes, material airlock modifications, CII security. (Direct cost $480,437)
Utility modifications: new HVAC unit with once thru air sized for Phase 2 and 3, additional THP monitoring, compressed air piping, piped Purified water, piped city water, new CAT3b central vacuum,new Cat3b dust collection, 230 V and 110 V power, piped nitrogen.waster water collection system. (Direct cost $1,467,190)	$1,947,627
Contingency (15% of direct costs ($292,144))	$292,144
Engineering Cost (12%)	$233,715
Qualification Cost (5%)	$97,381
Total Phase II	$2,570,867
Phase III—Bldg. 6 Processing Suite and associated support areas
Processing room, equipment storage and wash-up area, gowning and material airlocks, CII security and access corridor.	$225,335
Utility modifications, including HVAC, facility and process piping, electrical service and THP & controls.	$315,505
Engineering Cost (12%)	$64,500
Qualification Cost (5%)	$27,042
Contingency (15%)	$81,126
Total Phase III	$713,508
Total Facility Modifications	$4,382,912